Exhibit 10.6

ASSIGNMENT AND ASSUMPTION OF LEASES

THE STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS	§

THAT, Overland Park Rehab, LP, a Texas limited partnership (“Assignor”) hereby transfers, assigns and sets over unto HCII-5100 Indian Creek Parkway, LLC, a Delaware limited liability company (“Assignee”), that certain lease dated July 10, 2013, by and between Assignor, as Landlord, and Heartland Rehabilitation Hospital, LLC, a Delaware limited liability company, as Tenant (the “Lease”), which Lease covers the entire the premises (the “Premises”), described in Exhibit “A” attached hereto and made a part hereof for all purposes, Assignor further assigns that certain Guaranty dated July 10, 2013 made by Post Acute Medical, LLC, a Delaware limited liability company, as Guarantor, in favor of Landlord, and the Lease, together with the Guaranty and all amendments thereto and modifications thereof, are more particularly referenced on the rent roll attached hereto as Exhibit “B” and made a part hereof for all purposes.

TO HAVE AND TO HOLD the Lease, together with any and all guaranties of said Lease, security deposits, prepaid rents, rights and appurtenances thereto in anywise belonging to Assignor unto Assignee, its successors, legal representatives and assigns FOREVER, and Assignor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the ownership of the landlord’s interest in the Lease unto Assignee, its successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

Assignor indemnifies and agrees to hold Assignee harmless from and against any loss, cost, damage or expense incurred by Assignee and arising from or in connection with any liabilities or obligations of the landlord under the Lease (including specifically, without limitation, the liabilities and obligations of the landlord under the Lease with respect to security deposit in the amount of $483,056.13, to be credited against the purchase price to be paid by Assignee at Closing) attributable to the period prior to the date hereof, and Assignor shall be solely liable for such liabilities and obligations.

Assignee, by its acceptance hereof, agrees to assume and indemnify and hold Assignor harmless from and against all liabilities and obligations of the landlord under the Lease (including specifically, without limitation, the liabilities and obligations of the landlord under the Leases with respect to security deposits, the receipt of which Assignee acknowledges was made by credit to Assignee to the extent shown on the closing statement for Assignee’s acquisition of the Premises) to the extent same arise or are otherwise attributable to the period from and after the date hereof, but not otherwise; provided, however, (a) Assignee shall have no liability to indemnify and hold Assignor harmless from and against any liability or obligation arising under the Lease prior to the date hereof even though same may be subject to a claim brought after the date hereof; and (b) Assignee shall have no liability for the payment of any tenant finish costs or leasing commissions attributable to any of the Lease (including any commissions payable in connection with any renewal or expansion thereof) except as and to the extent expressly set forth on Exhibit “C” attached hereto and made a part hereof for all purposes, but not otherwise.

IN WITNESS WHEREOF, the parties have executed this instrument as of (but not necessarily on) this 17th day of February, 2015.

WITNESSES:		ASSIGNOR:

Overland Park Rehab, LP, a Texas limited partnership

/s/ Greg Aclin		By:	Overland Park Rehab GP, LLC,
Print Name:	Greg Aclin		a Texas limited liability company,
its general partner
/s/ Larry W. Vaile
Print Name:	Larry W. Vaile
			By:	/s/ Rick Zachardy
			Print Name:	Rick Zachardy
			Title:	/s/ Vice President

ASSIGNEE:

HCII-5100 Indian Creek Parkway, LLC, a Delaware limited liability company

/s/ Anatalia Sanchez		By:	Carter Validus Operating Partnership II, LP,
Print Name:	Anatalia Sanchez		a Delaware limited partnership,
its sole member
/s/ Patrice Wolfe
Print Name:	Patrice Wolfe	By:	Carter Validus Mission Critical REIT II,
Inc., a Maryland corporation,
its general partner

			By:	/s/ John E. Carter
			Print Name:	John E. Carter
			Title:	CEO

GUARANTOR: (solely for purposes of consenting
to the assignment of its Guaranty of the Lease
described herein)
WITNESSES:
POST ACUTE MEDICAL, LLC,
a Delaware limited liability company

/s/ Lisa Keen		By:	/s/ Anthony Misitano
Print Name:	Lisa Keen	Print Name:	Anthony Misitano
		Title:	President
/s/ Ellen L. Yasinski
Print Name:	Ellen L. Yasinski

EXHIBIT A

PREMISES

LOT 1, Highlands Village West, First Plat, a subdivision in the City of Overland Park, Johnson County, Kansas.

EXHIBIT B

RENT ROLL

CERTIFICATION OF RENT ROLL

The undersigned certifies to HCII-5100 Indian Creek Parkway, LLC, a Delaware limited liability company, that to the best of its knowledge, the attached Rent Roll is true, complete, and accurate as of the date hereof and the undersigned has no information which would indicate that the foregoing rent roll is not true and correct.

Executed as of the 17th day of February, 2015.

Overland Park Rehab, LP, a Texas limited partnership

By:	Overland Park Rehab GP, LLC, a Texas limited partnership, its general partner

	By:	/s/ Rick Zachardy
Rick Zachardy
Vice President

EXHIBIT C

NONE